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                                                                   Exhibit 10.23

STATE OF NORTH CAROLINA

                                                        THIRD AMENDMENT TO LEASE

COUNTY OF DURHAM

     THIS THIRD AMENDMENT TO LEASE AGREEMENT (the "Third Amendment"), made and entered into as of the 30th day of November, 2001, by and between HAMAD JASSIM ALTHANI by RAJAI ZUMOT (hereinafter called "Landlord"), and TRIMERIS, INC., a Delaware corporation, (hereinafter called "Tenant") as successor-in-interest to Blue Cross and Blue Shield of North Carolina ("BCBS").

                              STATEMENT OF PURPOSE
                              --------------------

     A. Landlord and BCBS entered into a lease agreement (as amended, assigned and modified, the "Lease") dated November 8, 1994 for the lease of approximately 11,851 rentable square feet of space (the "Original Premises") located in South Park Office Center at 3815 Westgate Drive, Durham, North Carolina (the "Building") and more particularly described in said Lease.

     B. Landlord and BCBS entered into a First Amendment to Lease Agreement dated December 15, 1995 for additional space in the Building containing 4,282 rentable square feet.

     C. Landlord and BCBS entered into a Second Amendment to Lease Agreement dated February 1, 1999, to decrease the size of the space by 475 rentable square feet.

     D. BCBS assigned its interest in the Lease to Tenant, and Landlord and Tenant further modified the Lease, pursuant to a Lease Assignment and Modification Agreement dated September 18, 2001.

     E. Tenant and Landlord now desire to further amend the terms of the Lease to extend the Term of the Lease.

     NOW, THEREFORE, in consideration of the premises, covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Lease on the terms set forth below. The terms used but not defined herein shall have the meanings set forth within the Lease.

                                    AGREEMENT
                                    ---------

     1.   Term. The term of the Lease shall be extended for a period of one (1)
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year (the "Extension Term") commencing on January 1, 2003 (the "Extension
Commencement Date") and expiring on December 31, 2003, and Tenant shall continue to occupy the Premises during the Extension Term in accordance with the terms and conditions of the Lease.

     2.   Base Rent. During the Extension Term, Tenant shall pay to Landlord,
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Annual Rent in the amount of Three Hundred Eighty-Three Thousand Six Hundred
Twenty-One and

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04/100 Dollars ($383,621.04) for the Lease Term, payable in monthly installments of Thirty-One Thousand Nine Hundred Sixty-Eight and 42/100 Dollars ($31,968.42) in accordance with the terms and conditions of the Lease. Assignee shall continue to pay all additional rent and other sums payable under the Lease accruing from and after the Extension Commencement Date pursuant to the terms and conditions of the Lease.

     3.   Continuing Applicability of Lease. Except as hereinafter expressly
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amended, the Lease shall remain in full force and effect. All covenants, terms, obligations and conditions of the Lease, not modified or amended by this Third Amendment, are hereby ratified and confirmed, including without limitation, the payment of all rent and other sums due from Tenant to Landlord.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.

                                            LANDLORD:

                                            HAMAD JASSIM ALTHANI by RAJAI ZUMOT

                                            By: /s/ RAJAI ZUMOT
                                                  Rajai Zumot, Agent

                                            TENANT:

                                            TRIMERIS, INC.,
                                            a Delaware corporation

                                            By: /s/ DANI BOLOGNESI
                                            Name:   Dani Bolognesi
                                            Title:  CEO

                                            Date:    11/05/01

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